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                                                                 EXHIBIT 10.3.14


                     FOURTH AMENDMENT TO FINANCING AGREEMENT


            THIS FOURTH AMENDMENT TO FINANCING AGREEMENT (this "Amendment") is made and entered as of January 6, 1998, by and between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, "Borrowers").

                             PRELIMINARY STATEMENTS

            A. Borrowers and Bank have entered into a Financing Agreement dated as of May 31, 1996, as amended by (i) a First Amendment to Financing Agreement dated as of January 29, 1997, (ii) a Second Amendment to Financing Agreement dated as of August 20, 1997, and (iii) a Third Amendment to Financing Agreement dated as of November 10, 1997 (as amended, the "Financing Agreement"). Capitalized terms used, but not defined, in this Amendment which are defined in the Financing Agreement will have the meanings given to them in the Financing Agreement.

            B. Bank and Borrowers desire to amend the Financing Agreement on and subject to the terms and conditions set forth in this Amendment.

                             STATEMENT OF AMENDMENT

            In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Bank and Borrowers hereby agree as follows:

            1. AMENDMENTS. Subject to the satisfaction of the conditions of this Amendment, the Financing Agreement is amended as follows:

                  a. DEFINITION OF SPECIAL ADVANCE. Section 1.1 of the Financing Agreement is amended to add the following definition of "Special Advance":

            "Special Advance" has the meaning ascribed thereto in Section 2.12.

                  b. AMENDMENT OF SECTION 2.1. Section 2.1 of the Financing Agreement is amended to provide in its entirety as follows:

            2.1 Total Facility. Subject to the terms and conditions of this Agreement, Bank shall make up to $7,500,000 in total credit available to Borrowers in the form of the following loans advanced or to be made under the following facilities: (i) the Revolving Loans, (ii) the Term Loan, and
      (iii) the Special Advance, all as more particularly described below.
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                  c. ADDITION OF SECTION 2.12. The Financing Agreement is
amended to add the following Section 2.12:

            2.12 Special Advance. Subject to the terms and conditions of this Agreement, Bank, in its discretion exercised in good faith, may make a loan (the "Special Advance") to Borrowers in the principal amount of $250,000. The proceeds of the Special Advance shall be used by Borrowers only for working capital purposes. No part of the Special Advance may, on the repayment thereof, be redrawn or reborrowed by Borrowers. Unless an earlier termination of this Agreement occurs pursuant to Section 11, the entire principal balance of, and accrued interest on, the Special Advance, if not sooner repaid, will be due and payable on January 16, 1998.

                  d. AMENDMENT OF SECTION 3.1. Clause (ii) of Section 3.1 of the Financing Agreement is amended to provide in its entirety as follows:

            (ii) The Term Loan and the Special Advance will bear interest on the daily unpaid principal amount thereof from the date made until paid in full at a rate per annum equal to the sum of the Prime Rate, as in effect from day to day as interest accrues, plus 1.50%; subject, however, to clauses (iv) and (v) of this Section 3.1.

            2. REAFFIRMATION OF CORPORATE GUARANTY. As a condition of this Amendment, Borrowers will cause Corporate Guarantor to execute and deliver to Bank the Reaffirmation of Corporate Guaranty set forth at the end of this Amendment.

            3. OTHER DOCUMENTS. As a condition of this Amendment, Borrowers will execute and deliver, or cause to be executed and delivered, to Bank such other documents, instruments and agreements deemed necessary or desirable by Bank to effect the amendments to Borrowers' credit facilities with Bank contemplated by this Amendment.

            4. REPRESENTATIONS. To induce Bank to accept this Amendment, Borrowers hereby represent and warrant to Bank as follows:

                  a. Each of Borrowers has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

                  b. This Amendment constitutes the legal, valid and binding obligations of Borrowers enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.



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                  c. Borrowers' representations and warranties contained in the
Financing Agreement are complete and correct as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Financing Agreement.

            5. COSTS AND EXPENSES. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Bank for the costs and expenses incurred by Bank in connection with this Amendment, including, without limitation, attorneys' fees.

            6. RELEASE. Borrowers hereby release Bank from any and all liabilities, damages and claims therefor arising from or in any way related to the Loans, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

            7. DEFAULT. Any default by Borrowers in the performance of Borrowers' obligations under this Amendment shall constitute an Event of Default under the Financing Agreement.

            8. INCONSISTENCIES; CONTINUING EFFECT OF FINANCING AGREEMENT. To the extent that the provisions of this Amendment are inconsistent with the provisions of the Financing Agreement, the provisions of this Amendment will control and the Financing Agreement will be deemed to be amended hereby. Except as amended hereby, all of the provisions of the Financing Agreement are ratified and confirmed and remain in full force and effect.

            9. ONE AGREEMENT; REFERENCES. The Financing Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Financing Agreement will be deemed to be references to the Financing Agreement as amended by this Amendment.

            10. CAPTIONS. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

            11. COUNTERPARTS. This Amendment and the Reaffirmation of Corporate Guaranty provided below may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            12. ENTIRE AGREEMENT. This Amendment sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.


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            13.   GOVERNING LAW. This Amendment shall be governed by and
construed in accordance with the laws of the State of Ohio.

            IN WITNESS WHEREOF, Borrowers have executed this Amendment to be effective as of the date set forth in the opening paragraph of this Amendment.


                                    FM PRECISION GOLF
                                    MANUFACTURING CORP.


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


                                    FM PRECISION GOLF SALES CORP.


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


Accepted at Cincinnati, Ohio,
as of January ___, 1998

STAR BANK, NATIONAL ASSOCIATION


By:_______________________________
Name:_____________________________
Title:____________________________



                       REAFFIRMATION OF CORPORATE GUARANTY


            In satisfaction of the condition set forth in Section 2 of the above Fourth Amendment to Financing Agreement (the "Amendment"), Corporate Guarantor hereby consents to the Amendment and to the transactions contemplated thereby, reaffirms the Corporate Guaranty, and acknowledges and agrees that it is not released from its obligations under the Corporate Guaranty by reason of the Amendment and that the obligations of Corporate Guarantor


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under the Corporate Guaranty extend to the Financing Agreement and the other
Loan Documents as amended by the Amendment. This Reaffirmation of Corporate Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Bank notify or seek the consent of Corporate Guarantor to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Corporate Guaranty, it being expressly acknowledged and reaffirmed that Corporate Guarantor has under the Corporate Guaranty consented to modifications, extensions and other actions with respect thereto without any notice thereof. All capitalized terms used in this Reaffirmation of Corporate Guaranty and not otherwise defined herein shall have the meanings ascribed thereto in the Amendment.

            IN WITNESS WHEREOF, Corporate Guarantor has executed this Reaffirmation of Corporate Guaranty to be effective as of the date of the Amendment.

                                    ROYAL PRECISION, INC., formerly known
                                    as FM Precision Golf Corp.


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


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